                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     October 2, 1995



                           SAHARA GAMING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Nevada                        1-9481                   88-0304348
 (STATE OR OTHER                (COMMISSION FILE          (I.R.S. EMPLOYER
 JURISDICTION OF                    NUMBER)              IDENTIFICATION NO.)
  INCORPORATION)

2535 Las Vegas Blvd. South, Las Vegas, Nevada                    89109
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (702) 737-2111

                                     None

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                       Page 1 of 6 Pages
                                       Exhibit Index at Page 4
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On October 2, 1995, Sahara Gaming Corporation consummated the previously announced sale of substantially all of the assets of the Sahara Hotel & Casino to Gordon Gaming Corporation, a corporation wholly owned by William G. Bennett, for a purchase price of $128 million in cash and a 27-acre parcel of real property located on the Las Vegas Strip. The purchase price was determined through negotiations between the parties.

          A copy of Sahara's press release dated October 2, 1995 relating to the sale and other related matters is filed as an Exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits
          --------
            99.1                October 2, 1995 Press Release.

            99.2 Agreement for Purchase and Sale of the Sahara Hotel and Casino dated as of May 31, 1995 by and between Sahara Nevada Corp. and William G. Bennett (Incorporated by reference to Exhibit
                                10.111 to the Current Report on Form 8-K of
                                Sahara Gaming Corporation filed on June 6, 1995 (the "Form 8-K").)

            99.3 Agreement for Exchange of Real Property dated May 31, 1995 by and between Sahara Las Vegas Corp. and Gordon Gaming Corporation (Incorporated by reference to Exhibit 10.112 to the Form 8-K.)


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAHARA GAMING CORPORATION, a Nevada
                                       corporation


                                       By:       /s/ Thomas K. Land
                                          ---------------------------------
                                       Name:  Thomas K. Land
                                       Title: Senior Vice President
October 9, 1995

                                       3
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                                 EXHIBIT INDEX

                                                                  Sequentially
Exhibit No.              Description                              Numbered Page
-----------              -----------                              -------------
   99.1       October 2, 1995 Press Release

   99.2       Agreement for Purchase and Sale of the Sahara
              Hotel and Casino dated as of May 31, 1995 by and between Sahara Nevada Corp. and William G.
              Bennett (Incorporated by reference to Exhibit
              10.111 to the Current Report on Form 8-K of
              Sahara Gaming Corporation filed on June 6, 1995
              (the "Form 8-K").)

   99.3       Agreement for Exchange of Real Property dated
              May 31, 1995 by and between Sahara Las Vegas Corp.
              and Gordon Gaming Corporation (Incorporated by reference to Exhibit 10.112 to the Form 8-K.)


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